UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 3, 2007


                              DHB INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


        Delaware                     001-13112                  11-3129361
________________________      ________________________    ______________________
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                          Identification Number)

 2102 SW 2nd Street, Pompano Beach, Florida                             33069
 __________________________________________                           __________
  (Address of principal executive office)                             (Zip Code)


                                 (954) 630-0900
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                 Not Applicable
                 ______________________________________________
                 (Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

     The Company announced that the United States District Court, Eastern District of New York, had granted the plaintiffs' motion for preliminary approval of the settlements entered into in connection with the securities class action against the Company and certain individual defendants, as well as the related shareholder derivative action. Under the settlement documents, the plaintiff class consists of all persons who purchased or otherwise acquired DHB shares during the period from November 18, 2003 through November 30, 2006.

     After notices of the settlement are mailed and published, the Court will hold a hearing to consider and determine whether to grant final approval of the settlement. The court has scheduled the hearing for October 5, 2007.

     The Company also provided an update to its January 2007 financial disclosure. For the six months ending on June 30, 2007, the Company received approximately $191 million in cash receipts (a non-GAAP measure consisting principally of collections of trade accounts receivable, but also certain other operating and non-operating cash receipts). The majority of the cash receipts relate to shipments under Military and Domestic contracts. Cash receipts and liquidity requirements vary during the year based on orders and shipments, and orders under US Military contracts may become less active near the change in the Federal fiscal year in October.

     As of June 30, 2007, the Company had approximately $7 million outstanding under its credit facility. During the first six months of 2007, debt outstanding averaged approximately $6 million. Outstanding amounts fluctuate daily based on collections from customers and the timing of payments for goods and services.

     As of June 30, 2007, the Company had 51,027,535 shares of its common stock issued and outstanding.

     Additionally, the Company reaffirmed that it remains on track to file audited annual financial results through 2006 by the end of the third quarter of 2007. The Company is working with its independent auditors to complete the financial statements required by the Securities and Exchange Commission (SEC).

     The foregoing announcements were disclosed by the Company in a press release on July 9, 2007.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

         99.1     Press Release of the Company, dated July 9, 2007.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DHB INDUSTRIES, INC.



                                         By: /s/ THOMAS CANFIELD
                                             _______________________________
                                                 Thomas Canfield,
                                                 General Counsel & Secretary


Dated:  July 9, 2007


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


                                  Exhibit Index


                  99.1      Press Release, July 9, 2007.






































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